Bank Premises and Equipment	12 Months Ended
Dec. 31, 2022
Bank Premises and Equipment [Abstract]
Bank Premises and Equipment
(5)	Bank Premises and Equipment

A summary of premises and equipment at December 31, 2022 and 2021 follows:

(dollars in thousands)
	2022	2021
Land	$2,426	$2,443
Buildings	36,260	36,327
Furniture, fixtures and equipment	60,320	58,163
Leasehold improvements	34,860	33,918
Total bank premises and equipment	133,866	130,851
Accumulated depreciation and amortization	(101,310)	(97,824)
Total	$32,556	$33,027

Depreciation and amortization expense was approximately $4.1 million, $4.2 million, and $4.0 million for the years 2022, 2021, and 2020, respectively.  Occupancy expense of the Bank’s premises included rental expense of $8.2 million in 2022, $8.1 million in 2021, and $8.0 million in 2020.